Exhibit 10.58

PLEDGE AND SECURITY AGREEMENT
By
SMITH & WESSON HOLDING CORPORATION
SMITH & WESSON CORP.
THOMPSON/CENTER ARMS COMPANY, INC.,
as Borrowers
and
THE GUARANTORS PARTY HERETO FROM TIME TO TIME
and
TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

Dated as of November 30, 2007

TABLE OF CONTENTS

		Page

PREAMBLE		1

RECITALS		1

AGREEMENT		2

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	Definitions	2
SECTION 1.2.	Interpretation	8
SECTION 1.3.	Resolution of Drafting Ambiguities	8
SECTION 1.4.	Perfection Certificate	8

ARTICLE II

GRANT OF SECURITY AND OBLIGATIONS

SECTION 2.1.	Grant of Security Interest	9
SECTION 2.2.	Filings	10

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1.	Delivery of Certificated Securities Collateral	11
SECTION 3.2.	Perfection of Uncertificated Securities Collateral	11
SECTION 3.3.	Financing Statements and Other Filings; Maintenance of Perfected Security Interest	12
SECTION 3.4.	Other Actions	12
SECTION 3.5.	Joinder of Additional Guarantors	15
SECTION 3.6.	Supplements; Further Assurances	16

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	Title	16
SECTION 4.2.	Validity of Security Interest	17
SECTION 4.3.	Defense of Claims; Transferability of Pledged Collateral	17
SECTION 4.4.	Other Financing Statements	17

		Page

SECTION 4.5.	Chief Executive Office; Change of Name; Jurisdiction of Organization	18
SECTION 4.6.	Location of Inventory and Equipment	18
SECTION 4.7.	Due Authorization and Issuance	18
SECTION 4.8.	Consents, etc	19
SECTION 4.9.	Pledged Collateral	19
SECTION 4.10.	Insurance	19
SECTION 4.11.	Websites, Domain Names and Domain Name Searches	19

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.	Pledge of Additional Securities Collateral	20
SECTION 5.2.	Voting Rights; Distributions; etc	20
SECTION 5.3.	Defaults, etc	21
SECTION 5.4.	Certain Agreements of Pledgors As Issuers and Holders of Equity Interests	22

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

SECTION 6.1.	Grant of Intellectual Property License	22
SECTION 6.2.	Protection of Administrative Agent’s Security	22
SECTION 6.3.	After-Acquired Property	23
SECTION 6.4.	Litigation	23

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.	Maintenance of Records	24
SECTION 7.2.	Legend	24
SECTION 7.3.	Modification of Terms, etc	24
SECTION 7.4.	Collection	25
SECTION 7.5.	Notice of Business Activity Reports	25
SECTION 7.6.	Collection of Receivables	25

ARTICLE VIII

TRANSFERS

SECTION 8.1.	Transfers of Pledged Collateral	27

-ii-

EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Copyright Security Agreement
EXHIBIT 5	Form of Patent Security Agreement
EXHIBIT 6	Form of Trademark Security Agreement
EXHIBIT 7	Perfection Certificate

-iii-

PLEDGE AND SECURITY AGREEMENT
          This PLEDGE AND SECURITY AGREEMENT, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by and among Smith &Wesson Holding Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) (Holdings, S&W Corp. and TCAC are, each individually, “Borrower”, and collectively, “Borrowers”), and the guarantors listed on the signature pages hereto (the “Original Guarantors”) or from time to time party hereto by execution of a Joinder Agreement (the “Additional Guarantors,” and together with the Original Guarantors, the “Guarantors”), as pledgors, assignors and debtors (the Borrowers, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of TORONTO DOMINION (TEXAS) LLC, in its capacity as administrative agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Administrative Agent”).
RECITALS:
          A. The Borrowers have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.
          B. Each Subsidiary Guarantor has entered into that certain Subsidiary Guaranty, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”), made by and among the Subsidiary Guarantors and the Administrative Agent, pursuant to which each Subsidiary Guarantor, unconditionally guaranteed the Obligations.
          C. The Borrowers and each Guarantor will receive substantial benefits from the execution, delivery and performance of the Obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.
          D. This Agreement is given by each Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations.
          E. It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement and (ii) the performance of the obligations of the Secured Parties under any and all Swap Agreements and all Cash Management Services that constitute Obligations that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

AGREEMENT:
          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Administrative Agent hereby agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
          SECTION 1.1. Definitions. Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:
          “Accounts”; “Bank”; “Certificated Securities”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; “Tangible Chattel Paper;” and “Uncertificated Security”.
          (a) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Section 1.01 of the Credit Agreement shall apply herein mutatis mutandis.
          (b) The following terms shall have the following meanings:
          “Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.
          “Administrative Agent” shall have the meaning assigned to such term in the Preamble hereof.
          “Agreement” shall have the meaning assigned to such term in the Preamble hereof.
          “Borrowers” shall have the meaning assigned to such term in the Preamble hereof.
          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

          “Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Administrative Agent establishing the Administrative Agent’s Control with respect to any Commodity Account.
          “Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or personal property lease contracts and agreements and all other contracts or agreements (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.
          “Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.
          “Control Agreements” shall mean, collectively, the Deposit Account Control Agreements, the Securities Account Control Agreements and the Commodity Account Control Agreements.
          “Controlled Account(s)” shall have the meaning assigned to such term in Section 7.6(a) hereof.
          “Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications thereof made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) renewals thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
          “Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.
          “Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.
          “Deposit Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Administrative Agent establishing the Administrative Agent’s Control with respect to any Deposit Account.
          “Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

          “Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
          “Excluded Accounts” means, collectively, any Deposit Account that is used solely for tax withholding, funds held in trust, payment of payroll or similar account for the benefit of employees.
          “Excluded Property” shall mean
     (a) any permit or license issued by a Governmental Authority to any Pledgor or any agreement to which any Pledgor is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any Requirement of Law applicable thereto, validly prohibit the creation by such Pledgor of a security interest in such permit, license or agreement in favor of the Administrative Agent (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);
     (b) any licenses, leases or other contracts of any Pledgor to the extent that the granting of a security interest therein would constitute a breach thereof or is prohibited thereby and such prohibition is not ineffective under Sections 9-406(d), 9-407, 9-408 or 9-409 of the UCC; provided, further (x) all Receivables arising under such licenses, leases or other contracts shall be included in the definition of Collateral and shall constitute Collateral and (y) the Collateral shall include all payments and other property received or receivable in connection with any sale or other disposition of such licenses, leases or other contracts.;
     (c) Excluded Accounts; and
     (d) any Pledged Securities which are specifically excluded from the definition of Pledged Securities by virtue of the proviso to such definition;
provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).
          “General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include all of such Pledgor’s rights, title and interest in, to and under all (i) Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Premises, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Premises, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Premises, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Premises and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority, except in each case for Excluded Property.
          “Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.
          “Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
          “Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.
          “Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.
          “Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all written license agreements to which such Pledgor is a party with any other party other than an Affiliate or Subsidiary with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, under any such license agreement, subject in each case to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such license agreements.

          “Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes payable to it described in Schedule 10 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or documents evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.
          “Investment Property” shall mean a Security, whether certificated or uncertificated, Security Entitlement, Securities Accounts, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.
          “Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.
          “Lenders” shall have the meaning assigned to such term in Recital A hereof.
          “Lock Box(es)” shall have the meaning assigned to such term in Section 7.6(a) hereof.
          “Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is material (i) to the use and operation of the Pledged Collateral or Mortgaged Premises or (ii) to the business, results of operations, prospects or condition, financial or otherwise, of any Pledgor.
          “Motor Vehicles” shall mean all trucks, trailers, tractors, service vehicles, automobiles and other registered mobile equipment of the Loan Parties.
          “Original Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
          “Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
          “Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.
          “Perfection Certificate” shall mean that certain perfection certificate dated as of the date hereof, executed and delivered by each Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties and attached hereto as Exhibit 7, and each other Perfection

Certificate (which shall be in form reasonably acceptable to the Administrative Agent) executed and delivered by the applicable Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof.
          “Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.
          “Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.
          “Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 9 to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organization Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organization Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided, however, that with respect to the voting Equity Interests of any Foreign Subsidiary, Pledged Securities shall not include any such voting Equity Interests to the extent in excess of 65% of the aggregate outstanding voting Equity Interests of such Foreign Subsidiary.
          “Pledgor” shall have the meaning assigned to such term in the Preamble hereof.
          “Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other personal property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.
          “Securities Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Administrative Agent establishing the Administrative Agent’s Control with respect to any Securities Account.

          “Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.
          “Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof) (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.
          “Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority.
          SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.01 thereof) shall be applicable to this Agreement.
          SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Administrative Agent) shall not be employed in the interpretation hereof.
          SECTION 1.4. Perfection Certificate. The Administrative Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral and schedules thereto are and shall at all times remain a part of this Agreement.

ARTICLE II
GRANT OF SECURITY AND OBLIGATIONS
          SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):
(i)	all Accounts;

(ii)	all Equipment, Goods, Inventory and Fixtures;

(iii)	all Documents, Instruments and Chattel Paper;

(iv)	all Letters of Credit and Letter-of-Credit Rights;

(v)	all Securities Collateral;

(vi)	all Investment Property;

(vii)	all Intellectual Property Collateral;

(viii)	the Commercial Tort Claims described on Schedule 12 to the Perfection Certificate;

(ix)	all General Intangibles;

(x)	all Money and all Deposit Accounts;

(xi)	all Supporting Obligations;

(xii)	all books and records relating to the Pledged Collateral; and

(xiii)	to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.
          Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property, and (i) the Pledgors shall from time to time at the reasonable request of the Administrative Agent give written notice to the Administrative

Agent identifying in reasonable detail the Excluded Property and shall provide to the Administrative Agent such other information regarding the Excluded Property as the Administrative Agent may reasonably request and (ii) from and after the Effective Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any material permit, license or agreement a provision that would prohibit the creation of a Lien on such material permit, license or agreement in favor of the Administrative Agent unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.
          SECTION 2.2. Filings.
          (a) Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon request by the Administrative Agent.
          (b) Each Pledgor hereby ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any financing statements of the type described in clause (a) above relating to the Pledged Collateral if filed prior to the date hereof, with the Administrative Agent delivering a copy of such filing to the applicable Pledgor.
          (c) Each Pledgor hereby further authorizes the Administrative Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor where permitted by law, as debtor, and the Administrative Agent, as secured party.
          (d) Each Pledgor hereby agrees to notify the Administrative Agent when an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of the Lanham Act, 15 U.S.C. § 1051 has been filed in the United States Patent and Trademark Office in respect of any “intent-to-use” applications for trademark or service mark registrations filed by such Pledgor pursuant to Section 1(b) of such Act within thirty (30) days of the end of the fiscal quarter in which such filing is made.

ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL
          SECTION 3.1. Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Administrative Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that (assuming continuing possession by the Administrative Agent of any such Securities Collateral constituting Certificated Securities), the Administrative Agent has a perfected security interest therein prior to all other Liens on such Securities Collateral except, with respect to any Equity Interests of Subsidiaries, for Permitted Encumbrances which have priority over, or are pari passu with, the security interest on such Securities Collateral by operation of law, and with respect to any other Securities Collateral, except for Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within ten (10) Business Days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Administrative Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.
          SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Administrative Agent has a perfected security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof prior to all other Liens on such Securities Collateral except, with respect to any Equity Interests of Subsidiaries, for Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement which have priority over, or are pari passu with, the security interest on such Pledged Securities by operation of law, and with respect to any other uncertificated Pledged Securities, except for Permitted Encumbrances. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause (or, if the issuer is not a Subsidiary, use commercially reasonable efforts to cause) the issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Administrative Agent, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause (or, if the issuer is not a Subsidiary, use commercially reasonable efforts to cause) such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Securities under the terms hereof, and (iii) after the occurrence and during the continuance of any Event of Default, upon request by the Administrative Agent, (A) cause (or, if the issuer is not a Subsidiary, use commercially reasonable efforts to cause) the Organization Documents of each such issuer to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause (or, if the issuer is not a Subsidiary, use commercially reasonable efforts to cause) such Pledged Securities to become certificated and delivered to the Administrative Agent in accordance with the provisions of Section 3.1 heroeof. Each Pledgor hereby agrees that if any of the Pledged Securities not issued by any Subsidiary of such Pledgor are at any time not evidenced by certificates of ownership, such Pledgor shall enter agreements granting “control” to the Administrative Agent with respect to such uncertificated Pledged Securities or take any other action reasonably requested by the Administrative Agent in order to perfect security interest therein prior to all other Liens on such Pledged Securities except, with respect to any Equity Interests of Subsidiaries, for Permitted Encumbrances which have priority over, or are pari passu with, the security interest on such Pledged Securities by operation of law and with respect to any other uncertificated Pledged Securities, except for Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement.
          SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Administrative Agent in respect of the Pledged Collateral have been delivered to the Administrative Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected security interest subject only to Permitted Encumbrances and prior to all other Liens on such Pledged Collateral except for Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement.
          SECTION 3.4. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:
     (a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper in excess of $250,000 listed in Schedule 10 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Administrative Agent, accompanied by instruments of transfer or assignment duly executed in blank. If at any time any amount in excess of $250,000 then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within five (5) Business Days after receipt thereof) endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify.
     (b) Deposit Accounts. As of the date hereof, no Pledgor has any Deposit Accounts other than the accounts listed in Schedule 13 to the Perfection Certificate. The Administrative Agent has a perfected security interest in each such Deposit Account (other than any Excluded Account), which security interest is perfected by Control. No Pledgor shall hereafter establish and maintain any Deposit Account (other than any Excluded Account) unless (1) it shall have given the Administrative Agent ten (10) days’ prior written notice of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the Administrative Agent and (3) such Bank and such Pledgor shall have duly executed and delivered to the Administrative Agent a Deposit Account Control Agreement with respect to such Deposit Account concurrently with the establishment of such Deposit Account, provided that, for purposes of administrative convenience, the Administrative Agent may in its reasonable discretion, permit the Borrowers from time to time to maintain one or more Deposit Accounts with one or more financial institutions and with such maximum cash balances as the Administrative Agent deems appropriate, and for which a Deposit Account Control Agreement will not be required. The Administrative Agent agrees with each Pledgor that the Administrative Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing. No Pledgor shall grant Control of any Deposit Account to any person other than the Administrative Agent.
     (c) Securities Accounts and Commodity Accounts. (i) As of the date hereof, no Pledgor has any Securities Accounts or Commodity Accounts other than those listed in Schedule 13 to the Perfection Certificate. The Administrative Agent has a perfected security interest in each such Securities Account and Commodity Account, which security interest is perfected by Control (except with respect to any Securities Account that is an Excluded Account). No Pledgor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) it shall have given the Administrative Agent ten (10) days’ prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Administrative Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be concurrently with the establishment of such Securities Account or Commodity Account. Each Pledgor shall accept any cash and Investment Property in trust for the benefit of the Administrative Agent and within five (5) Business Days of actual receipt thereof, deposit any and all cash and Security

Entitlements received by it into a Deposit Account or Securities Account subject to Administrative Agent’s Control or, if in the ordinary course of business, an Excluded Account. The Administrative Agent agrees with each Pledgor that the Administrative Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur. No Pledgor shall grant Control over any Investment Property to any Person other than the Administrative Agent.
     (ii) As between the Administrative Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Administrative Agent, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other person.
     (d) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 10 to the Perfection Certificate. If any amount in excess of $250,000 payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Administrative Agent thereof and shall use commercially reasonable efforts to take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Pledgor that the Administrative Agent will arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.
     (e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued with a face amount in excess of $250,000, such Pledgor shall promptly notify the Administrative Agent thereof and such Pledgor shall, at the reasonable request of the Administrative Agent, use commercially reasonable efforts to, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Administrative Agent to become the transferee beneficiary of such Letter of Credit, in each case, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, and with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement.
     (f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 12 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim in excess of $250,000, such Pledgor shall promptly (and in any event within five (5) Business Days) notify the Administrative Agent in writing signed by such Pledgor of the brief details thereof and, if such Commercial Tort Claim is in excess of $250,000, grant to the Administrative Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.
     (g) Collateral Access Agreements. Each Pledgor shall use its commercially reasonable efforts to obtain as soon as practicable after the date hereof with respect to each leased real property set forth in Schedule 3.05 to the Credit Agreement, where such Pledgor maintains Pledged Collateral or a Collateral Access Agreement and use commercially reasonable efforts to obtain a Collateral Access Agreement from all such bailees and landlords, as applicable, who from time to time have possession of any Pledged Collateral.
     (h) Motor Vehicles. Upon the reasonable request of the Administrative Agent, each Pledgor shall deliver to the Administrative Agent originals of the certificates of title or ownership for the Motor Vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Administrative Agent listed as lienholder therein. Such requirement shall not apply to Motor Vehicles (or other Equipment) with an aggregate fair market value of $250,000 or less.
          SECTION 3.5. Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Administrative Agent for the benefit of the Secured Parties pursuant to the provisions of Section 6.13 of the Credit Agreement, to execute and deliver to the Administrative Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto within five (5) Business Days of the date on which it was acquired or created and (ii) a Perfection Certificate, in each case, within five (5) Business Days of the date on which it was acquired or created. With respect to the foregoing in this Section 3.5, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

          SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Administrative Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Administrative Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as a security interest having at least the perfection and priority described in Sections 3.1 through 3.4 as provided herein and to preserve and protect the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Administrative Agent’s security interest in the Pledged Collateral as a security interest having at least the perfection and priority described in Sections 3.1 through 3.4 or permit the Administrative Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Administrative Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as a security interest having at least the perfection and priority described in Sections 3.1 through 3.4 as provided herein and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time upon reasonable request by the Administrative Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Administrative Agent shall reasonably request for such purposes. If an Event of Default has occurred and is continuing, the Administrative Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
          Each Pledgor represents, warrants and covenants as follows:
          SECTION 4.1. Title. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens. In addition, no Liens exist on the Securities Collateral, other than Permitted Encumbrances, Liens otherwise permitted by Section 7.02 of the Credit Agreement and Liens that are being contested in good faith by appropriate proceedings and for which such Pledgor has set aside on its books adequate reserves.
          SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Administrative Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Obligations, and (b) subject to the filings and other actions described in Schedule 6 to the Perfection Certificate, the payment of all applicable fees, the delivery to and continuing possession by the Administrative Agent of all Certificated Securities, all Instruments, all Tangible Chattel Paper and all Documents a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the Uniform Commercial Code as in effect in the applicable jurisdiction) by the Administrative Agent of all Deposit Accounts, all Securities Accounts, all Commodities Accounts, all Electronic Chattel Paper, Letter-of-Credit Rights and all Uncertificated Securities, in each case a security interest in which is perfected by such “control”, a perfected security interest in all the Pledged Collateral. To the extent perfection of the security interest in such Pledged Collateral is required by this Agreement, the security interest and Lien granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement in and on such Pledged Collateral will at all times constitute a perfected security interest and Lien prior to all other Liens on such Pledged Collateral except for Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement.
          SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Administrative Agent and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Administrative Agent or any other Secured Party other than Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement.
          SECTION 4.4. Other Financing Statements. It has not filed, nor authorized any third party to file, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Administrative Agent pursuant to this Agreement or in favor of any holder of a Permitted Encumbrance and Liens otherwise permitted by Section 7.02 of the Credit Agreement with respect to such Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement or financing statements or public notices relating to the termination statements listed on Schedule 8 to the Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Encumbrances and Liens otherwise permitted by Section 7.02 of the Credit Agreement.
          SECTION 4.5. Chief Executive Office; Change of Name; Jurisdiction of Organization.
          Each Pledgor shall not effect any change (i) in any its legal name, (ii) in the location of its chief executive office or legal domicile, (iii) in its identity or organizational structure, (iv) in its organizational identification number, if any, or (v) in its jurisdiction of organization (in each case, including by merging or amalgamating with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Administrative Agent not less than thirty (30) days’ prior written notice, or such lesser notice period agreed to by the Administrative Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Administrative Agent may reasonably request and (B) it shall have taken all action reasonably requested by the Administrative Agent to maintain (to the extent provided in the applicable Collateral Document) the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral. Each Pledgor agrees to promptly provide the Administrative Agent with certified Organization Documents reflecting any of the changes described in the preceding sentence. If any Pledgor fails to provide information to the Administrative Agent about such changes on a timely basis, the Administrative Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Administrative Agent needed to have information relating to such changes. The Administrative Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Administrative Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Administrative Agent to search for information on such changes if such information is not provided by any Pledgor.
          SECTION 4.6. Location of Inventory and Equipment. It shall not locate any Equipment or Inventory other than any location that is listed in the relevant Schedules to the Perfection Certificate, unless (i) it shall have given the Administrative Agent written notice thereof within thirty (30) calendar days following such move, clearly describing such new location and providing such other information in connection therewith as the Administrative Agent may reasonably request and (ii) to the extent applicable with respect to such new location, such Pledgor shall have complied with Section 3.4(g); provided that in no event shall any Equipment of any Pledgor exceeding $500,000 in value in the aggregate be moved after the date hereof to any location outside of the continental United States, unless the Pledgor executes any and all documents, financing statements, agreements and instruments, and takes all such further actions (including the filing and recording of financing statements, notarizations, fixture filings, mortgages, deeds of trust and other documents and the delivery of appropriate opinions of counsel), which the Administrative Agent may reasonably request, to grant, preserve, protect or perfect the Liens created by Collateral Documents in such Equipment or the validity or priority of any such Lien, all at the expense of the Pledgor.
          SECTION 4.7. Due Authorization and Issuance. All of the Pledged Securities issued by a Pledgor or a Subsidiary of a Pledgor existing on the date hereof have been, and to the extent any such Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities that is a Pledgor or a Subsidiary of a Pledgor in exchange for or in connection with the issuance of such Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of such Pledged Securities.
          SECTION 4.8. Consents, etc. In the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Administrative Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.
          SECTION 4.9. Pledged Collateral. All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The description of the Pledged Collateral on the schedules to the Perfection Certificate is accurate and complete in all material respects as to Pledged Collateral of the type required to be described therein.
          SECTION 4.10. Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Administrative Agent has exercised its right to foreclose in accordance with the terms of this Agreement, such Net Proceeds shall be held in trust for the benefit of the Administrative Agent and immediately after receipt thereof shall be paid to the Administrative Agent for application in accordance with the Credit Agreement.
          SECTION 4.11. Websites, Domain Names and Domain Name Searches. The Borrowers are the sole and exclusive owner of the websites and domain names listed on Schedule 15 to the Perfection Certificate and have registered such domain names with Network Solutions (www.networksolutions.com) or the applicable authority which provides for the exclusive use by the Borrowers of such domain names. The websites do not contain any material, the publication of which may result in (a) the violation of rights of any person or (b) a right of any person against the publisher or distributor of such material. The domain name servers used in connection with the domain names of the Borrowers and all other relevant information pertaining to such domain names, and the administrative contacts used in connection with the registration of such domain names are identified on Schedule 15 to the Perfection Certificate. Borrower will not change such domain name servers without ten (10) days’ prior notice to the Administrative Agent. Borrower will not cause a change in the identity of any domain name administrative contact without ten (10) days’ prior notice to the Administrative Agent.

ARTICLE V
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
          SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person, accept the same in trust for the benefit of the Administrative Agent and promptly (but in any event within five (5) Business Days after receipt thereof) deliver to the Administrative Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.
          SECTION 5.2. Voting Rights; Distributions; etc.
          (a) So long as no Event of Default shall have occurred and be continuing and the Administrative Agent shall not have delivered the applicable notice under Section 5.2(c):
     (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which would reasonably be expected to have a Material Adverse Effect.
     (ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within five (5) Business Days after receipt thereof) delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
          (b) So long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.
          (c) Upon the occurrence and during the continuance of any Event of Default upon notice from the Administrative Agent to the Pledgors that it is exercising its rights under Section 5.2(c)(i) and/or (ii):
     (i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.
     (ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.
          (d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may reasonably request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.
          (e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
          SECTION 5.3. Defaults, etc. Each Pledgor hereby represents and warrants that (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, (ii) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and (iii) as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organization Documents and certificates representing such Pledged Securities that have been delivered to the Administrative Agent) which evidence any Pledged Securities of such Pledgor.

          SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.
          (a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.
          (b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organization Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.
ARTICLE VI
CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL
          SECTION 6.1. Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor wherever the same may be located. Such license shall include reasonable access to media in which the licensed items may be recorded or stored and to computer programs used for the compilation or printout hereof.
          SECTION 6.2. Protection of Administrative Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Administrative Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain all Material Intellectual Property Collateral as presently used and operated, except as shall be consistent with such Pledgor’s commercially reasonable business judgment, (iii) not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with such Pledgor’s commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Administrative Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Administrative Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (v) not license any Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, without the consent of the Administrative Agent, (vi) diligently keep adequate records respecting all Material Intellectual Property Collateral and (vii) furnish to the Administrative Agent from time to time upon the Administrative Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Administrative Agent may from time to time request.
          SECTION 6.3. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall within thirty (30) days of the end of each fiscal quarter provide to the Administrative Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Administrative Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Administrative Agent’s security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Administrative Agent to modify this Agreement by amending Schedules 11(a), 11(b) and 11(c) to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.
          SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, subject to pre-existing rights and licenses, the Administrative Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Administrative Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of suit against any Intellectual Property

Collateral, each Pledgor shall, at the reasonable request of the Administrative Agent, do any and all lawful acts and execute any and all documents requested by the Administrative Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Administrative Agent for all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 6.4 in accordance with Section 10.04 of the Credit Agreement. In the event that the Administrative Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Administrative Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Material Intellectual Property Collateral by any Person.
ARTICLE VII
CERTAIN PROVISIONS CONCERNING RECEIVABLES
          SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Administrative Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Administrative Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Administrative Agent’s security interest therein without the consent of any Pledgor.
          SECTION 7.2. Legend. Each Pledgor shall legend, at the request of the Administrative Agent made at any time during the continuance of an Event of Default and in form and manner reasonably satisfactory to the Administrative Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.
          SECTION 7.3. Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business or as permitted by the Credit Agreement, or extend or renew any such obligations except in the ordinary course of business or as permitted by the Credit Agreement, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business or as permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, delayed or conditioned. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables.
          SECTION 7.4. Collection. Each Pledgor shall cause to be collected from the Account Debtor of each of the Receivables, as and when due in the ordinary course of business and consistent with prudent business practice (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Administrative Agent or any Secured Party, shall be paid by the Pledgors.
          SECTION 7.5. Notice of Business Activity Reports. If the Borrowers have Receivables in respect of which the account debtor is located in Minnesota, New Jersey, Indiana, or Connecticut the Borrowers represent and warrant that the Borrowers have filed and shall file all legally-required Notice of Business Activities Reports and comparable reports with the appropriate government authorities or has qualified as a foreign corporation to do business in such states.
          SECTION 7.6. Collection of Proceeds of Receivables.
          (a) The Borrowers shall (i) direct all of their account debtors to make all payments on Receivables of the Borrowers directly to post office boxes (each a “Lock Box” and collectively the “Lock Boxes”) under the control of a Cash Management Bank, (ii) establish accounts (each a “Controlled Account” and collectively the “Controlled Accounts”) in the Borrowers’ names with a Cash Management Bank, subject to Deposit Account Control Agreements, into which all payments received in the Lock Boxes shall be deposited, and into which the Borrowers will immediately deposit all payments made for royalties, inventory or services sold or rendered by the Borrowers and received by the Borrowers in the identical form in which such payments were made, whether by cash or check, and (iii) cause each Subsidiary and Affiliate, and any other Person acting for or in concert with the Loan Party that receives any monies, checks, notes, drafts or other payments relating to or as proceeds of Receivables or other Collateral, to receive and hold such items in trust for, and as the sole and exclusive property of, the Administrative Agent and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in hand to the Controlled Accounts; provided that, for purposes of administrative convenience, the Administrative Agent may in its reasonable discretion, permit the Borrowers from time to time to maintain one or more accounts with one or more financial institutions other than the

Cash Management Bank and with such maximum cash balances as the Administrative Agent deems appropriate, and for which the Borrowers may, at the discretion of the Administrative Agent, be permitted to have direct access.
          (b) The Borrowers agree to enter into such Lock Box agreements and Deposit Account Control Agreements with a Cash Management Bank and the Administrative Agent as the Administrative Agent may reasonably request. The Borrowers also agree to cause each financial institution other than the Cash Management Bank with which a Lock Box and/or Controlled Account has been established to, enter into a Lock Box agreement and/or Deposit Account Control Agreement, as applicable, confirming that the amounts on deposit in such Lock Box and/or Controlled Account, as applicable, are under the control of the Administrative Agent, that such financial institution has no right to setoff against such Lock Box or Controlled Account or against any other account maintained by such financial institution into which the contents of such Controlled Account are transferred (except as provided in the Deposit Account Control Agreement, and that upon written notice from the Administrative Agent, such financial institution shall wire, or otherwise transfer in immediately available funds in a manner satisfactory to the Administrative Agent, funds deposited in the Controlled Account on a daily basis as such funds are collected.
          (c) All checks, drafts, instruments and other items of payment or proceeds of Collateral delivered to the Administrative Agent in kind shall be endorsed by the Borrowers, to the Administrative Agent, and, if that endorsement of any such item shall not be made for any reason, the Administrative Agent is hereby irrevocably authorized to endorse the same on behalf of the Borrowers. For the purpose of this subsection 7.6(c), each Borrower irrevocably hereby makes, constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent for that purpose) as such Borrower’s true and lawful attorney and agent-in-fact (i) to endorse the name of the such Borrower upon said items of payment and/or proceeds of Collateral of such Borrower and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any account receivable of such Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; (iii) to have access to any lock box or postal box into which any mail of such Borrower is deposited; and (iv) open and process all mail addressed to such Borrower and deposited therein.
          (d) The Administrative Agent (and all Persons designated by the Administrative Agent for such purpose) may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any account debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any Receivables or contract rights of the Borrowers by suit or otherwise; (ii) exercise all of the rights and remedies of the Borrowers with respect to proceedings brought to collect any Receivables; (iii) surrender, release or exchange all or any part of any Receivables of the Borrowers, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any account receivable of the Borrowers upon such terms, for such amount and at such time or times as the Administrative Agent deems advisable; (v) prepare, file and sign the names of the Borrowers on any proof of claim in bankruptcy or other similar document against any account debtor indebted on an account receivable of the Borrowers; and (vi) do all other acts and things which are necessary, in the Administrative Agent’s discretion, to fulfill the Obligations of the

Borrowers under this Agreement and to allow the Administrative Agent to collect the Receivables. In addition to any other provision hereof or in any of the other Loan Documents, the Administrative Agent may at any time on or after the occurrence of an Event of Default, at the sole expense of the Borrowers, notify any parties obligated on any of the Receivables of the Borrowers to make payment directly to the Administrative Agent of any amounts due or to become due thereunder.
ARTICLE VIII
TRANSFERS
          SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Credit Agreement.
ARTICLE IX
REMEDIES
          SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
     (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or (to the fullest extent permitted by applicable law) without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;
     (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Administrative Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Administrative Agent and shall promptly (but in no event later than one (1) Business Day after receipt of available funds therefor) pay such amounts to the Administrative Agent;
     (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
     (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Administrative Agent at any place or places so designated by the Administrative Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Administrative Agent and therewith delivered to the Administrative Agent, (B) store and keep any Pledged Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;
     (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Obligations as provided in Article X hereof;
     (vi) Retain and apply the Distributions to the Obligations as provided in Article X hereof;
     (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
     (viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Administrative Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.
          SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. To the extent permitted by applicable law, no notification need be given to any Pledgor if it has signed, after the occurrence and during the continuance of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.
          SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Administrative Agent. To the extent permitted by applicable law, any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

          SECTION 9.4. Certain Sales of Pledged Collateral.
          (a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.
          (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.
          (c) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Administrative Agent, for the benefit of the Administrative Agent, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Administrative Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Administrative Agent such number of prospectuses, offering circulars or other documents incident thereto as the Administrative Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Administrative Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (d) If the Administrative Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
          (e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and to the fullest extent permitted by applicable law such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing or that all of the Obligations shall have been paid in full.
          SECTION 9.5. No Waiver; Cumulative Remedies.
          (a) No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.
          (b) In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Pledgors, the Administrative Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Administrative Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.
          SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Administrative Agent, each Pledgor shall execute and deliver to the Administrative Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.
ARTICLE X
APPLICATION OF PROCEEDS
          SECTION 10.1. Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Administrative Agent of its remedies shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, in accordance with the Credit Agreement.
ARTICLE XI
MISCELLANEOUS
          SECTION 11.1. Concerning Administrative Agent.
          (a) The Administrative Agent has been appointed as Administrative Agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.
          (b) The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.
          (c) The Administrative Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.
          (d) If any item of Pledged Collateral also constitutes collateral granted to the Administrative Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Administrative Agent, in its sole discretion, shall select which provision or provisions shall control.
          SECTION 11.2. Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Administrative Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions, if any, of the Credit Agreement. Any and all reasonable amounts so expended by the Administrative Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.04 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Administrative Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Collateral Documents which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof (but the Administrative Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
          SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person to the extent permitted by the Credit Agreement, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Swap Agreement or Cash Management Services, such Swap Agreement or Cash Management Services.
          SECTION 11.4. Termination; Release.
          (a) When all the Obligations have been paid in full (other than contingent indemnification obligations) and the Commitments of the Lenders to make any Loan under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate and the Pledged Collateral shall be released from the Lien of this Agreement, all without further delivery of any instrument or further action by any party, and all rights in the Collateral shall revert to the applicable Pledgor. Upon such release, the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Administrative Agent except as to the fact that the Administrative Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.
          (b) If any of the Pledged Collateral is sold, transferred or otherwise disposed of by any Pledgor in a transaction permitted by the Credit Agreement (other than any sale, transfer or disposition to another Pledgor), then the Lien created pursuant to this Agreement in such Pledged Collateral shall be released, and the Administrative Agent, at the request and sole expense of such Pledgor, shall execute and deliver to such Pledgor all releases or other documents reasonably necessary or desirable for the release of such Pledged Collateral from the security interests created hereby; provided that Borrowers shall provide to the Administrative Agent evidence of such transaction’s compliance with the Credit Agreement as the Administrative Agent shall reasonably request.
          SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.
          SECTION 11.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.
          SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.
          SECTION 11.8. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.
          SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
          SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.
          SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Taxes on the Pledged Collateral or any part thereof.

          SECTION 11.12. No Claims Against Administrative Agent. Nothing contained in this Agreement shall constitute any consent or request by the Administrative Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Administrative Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.
          SECTION 11.13. No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Administrative Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Administrative Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Administrative Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.
          SECTION 11.14. Obligations Absolute. To the fullest extent permitted by applicable law, all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:
     (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;
     (ii) any lack of validity or enforceability of the Credit Agreement, any Swap Agreement or Cash Management Services or any other Loan Document, or any other agreement or instrument relating thereto;
     (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Swap Agreement, Cash Management Services or any other Loan Document or any other agreement or instrument relating thereto;

     (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;
     (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Swap Agreement, Cash Management Services or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or
     (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor other than the payment in full of all Obligations.

[Signature Page to Pledge and Security Agreement]
          IN WITNESS WHEREOF, each Pledgor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

PLEDGORS: BORROWERS: SMITH & WESSON HOLDING CORPORATION
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

SMITH & WESSON CORP.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

[Signature Page to Pledge and Security Agreement]

GUARANTORS: THOMPSON CENTER HOLDING CORPORATION
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

BEAR LAKE HOLDINGS, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

O.L. DEVELOPMENT, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

[Signature Page to Pledge and Security Agreement]

ADMINISTRATIVE AGENT: TORONTO DOMINION (TEXAS) LLC
By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

EXHIBIT 1
[Form of]
ISSUER’S ACKNOWLEDGMENT
          The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of November 30, 2007, made by and among Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) (Holdings, S&W Corp. and TCAC are, individually, “Borrower”, and collectively, “Borrowers”), the Guarantors party thereto, and Toronto Dominion (Texas) LLC, as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”), (ii) agrees promptly to note on its books the security interests granted to the Administrative Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any Person in the applicable Securities Collateral that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee.

[ ]
By:
Name:
Title:

EXHIBIT 2
[Form of]
PLEDGE AMENDMENT
          This Pledge Amendment, dated as of [                  ], is delivered pursuant to Section 5.1 of the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of November 30, 2007, made by and among Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) (Holdings, S&W Corp. and TCAC are, individually, “Borrower”, and collectively, “Borrowers”), the Guarantors party thereto, and Toronto Dominion (Texas) LLC, as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”). The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.
PLEDGED SECURITIES

				NUMBER OF	PERCENTAGE OF
	CLASS			SHARES	ALL ISSUED CAPITAL
	OF STOCK	PAR	CERTIFICATE	OR	OR OTHER EQUITY
ISSUER	OR INTERESTS	VALUE	NO(S).	INTERESTS	INTERESTS OF ISSUER

INTERCOMPANY NOTES

	PRINCIPAL	DATE OF	INTEREST	MATURITY
ISSUER	AMOUNT	ISSUANCE	RATE	DATE

[ ], as Pledgor
By:
Name:
Title:

AGREED TO AND ACCEPTED: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:
Name:
Title:

EXHIBIT 3
[Form of]
JOINDER AGREEMENT
[Name of New Pledgor]
[Address of New Pledgor]
[Date]

Ladies and Gentlemen:
          Reference is made to the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of November 30, 2007, made by and among Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) (Holdings, S&W Corp. and TCAC are, individually, “Borrower”, and collectively, “Borrowers”), the Guarantors party thereto, and Toronto Dominion (Texas) LLC, as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”).
          This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                  ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement.

          Annexed hereto are supplements to the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.
          This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
          THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]
By:
Name:
Title:

AGREED TO AND ACCEPTED: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:
Name:
Title:

[Schedules to be attached]

EXHIBIT 4
[Form of]
Copyright Security Agreement
          Copyright Security Agreement, dated as of [                    ], by [                                         ] and [                                   ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of Toronto Dominion (Texas) LLC, in its capacity as Administrative Agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the Pledgors are party to a Pledge and Security Agreement, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Confirmation of Grant of Security Interest in Copyright Collateral. Each Pledgor hereby confirms the grant to the Administrative Agent for the benefit of the Secured Parties in the Security Agreement of a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
     (a) Copyrights of such Pledgor listed on Schedule I attached hereto; and
     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. Each Pledgor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyrights confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.
          SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations) and automatic termination of the Security

Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form evidencing the release of the collateral pledge, grant, assignment, lien and security interest in the Copyrights under the Security Agreement and this Copyright Security Agreement.
          SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.
[Signature Page Follows]

          IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, [PLEDGORS]
By:
Name:
Title:

Accepted and Agreed: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:
Name:
Title:

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS
Copyright Registrations:

registration
owner	number	title
Copyright Applications:

owner	title

EXHIBIT 5
[Form of]
Patent Security Agreement
          Patent Security Agreement, dated as of [                    ], by [                                         ] and [                       ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of Toronto Dominion (Texas) LLC, in its capacity as Administrative Agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the Pledgors are party to a Pledge and Security Agreement, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Confirmation of Grant of Security Interest in Patent Collateral. Each Pledgor hereby confirms the grant to the Administrative Agent for the benefit of the Secured Parties in the Security Agreement of a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
     (a) Patents of such Pledgor listed on Schedule I attached hereto; and
     (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. Each Pledgor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patents confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.
          SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations) and automatic termination of the Security

Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form evidencing the release of the collateral pledge, grant, assignment, lien and security interest in the Patents under the Security Agreement and this Patent Security Agreement.
          SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.
[Signature Page Follows]

          IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, [PLEDGORS]
By:
Name:
Title:

Accepted and Agreed: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:
Name:
Title:

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS
Patent Registrations:

registration
owner	number	name
Patent Applications:

application
owner	number	name

EXHIBIT 6
[Form of]
Trademark Security Agreement
          Trademark Security Agreement, dated as of [                    ], by [                                         ] and [                          ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of Toronto Dominion (Texas) LLC, in its capacity as Administrative Agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the Pledgors are party to a Pledge and Security Agreement, dated as of November 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Confirmation of Grant of Security Interest in Trademark Collateral. Each Pledgor hereby confirms the grant to the Administrative Agent for the benefit of the Secured Parties in the Security Agreement of a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
     (a) Trademarks of such Pledgor listed on Schedule I attached hereto;
     (b) all Goodwill associated with such Trademarks; and
     (c) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. Each Pledgor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademarks confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

          SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations) and automatic termination of the Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form evidencing the release of the collateral pledge, grant, assignment, lien and security interest in the Trademarks under the Security Agreement and this Trademark Security Agreement.
          SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
[Signature Page Follows]

          IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, [PLEDGORS]
By:
Name:
Title:

Accepted and Agreed: TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:
Name:
Title:

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

registration
owner	number	trademark
Trademark Applications:

application
owner	number	trademark